Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund

ANNUAL REPORT

October 31, 2001

A Portfolio of Federated Equity Funds

Established 1977

J. Christopher Donahue

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President' Message

Dear Fellow Shareholder:

Federated Capital Appreciation Fund was created in 1977, and I am pleased to present its 25th Annual Report. This fund invests in common stocks for the purpose of increasing shareholder's capital, a simple stated objective. For its performance since inception, the fund has earned a 4-star overall rating out of 4,633 domestic equity funds as of September 30, 20011 by Morningstar in comparison to other funds with identical investment objectives. Federated Capital Appreciation Fund has been recognized as a solid performer for nearly 25 years.

As of October 31, 2001, the fund's total net assets of $1.1 billion were spread across more than 110 issues of small-, medium-, and large-cap corporations. Many of these companies are household names such as Baxter International, Abbott Laboratories, Pepsico, Inc., Bristol-Myers Squibb, International Business Machines, J.C. Penney, and Wells Fargo & Co. The fund's management team seeks out many of the fastest-growing companies in the United States. As a "blend" fund, it owns "growth" stocks--those with above-average earnings potential--as well as "value" stocks--those considered temporarily undervalued. Thus the fund allows you to take advantage of both styles of investing to better weather the inevitable period when one or the other underperforms.

1 Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 2001. The ratings are subject to change every month. The Overall Morningstar Rating™ is a weighted average of the fund's three-, five-, and ten-year (if applicable) annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The fund received 4, 5, and 4 stars for the three-, five-, and ten-year periods and was rated among 4,633, 2,904, and 874 funds, respectively. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4-stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the last 10% receive 1 star. Ratings are for the A share class only; other classes may vary. Source: Morningstar, Inc. © 2001. Morningstar does not guarantee the accuracy of this information. Past performance cannot guarantee future results. Morningstar is not affiliated with Federated.

"For its performance since inception, the fund has earned a 4-star rating by Morningstar in comparison to other funds with identical investment objectives."

This report covers the 12-month reporting period from November 1, 2000 through October 31, 2001. It begins with an interview with the fund's portfolio manager, David P. Gilmore, Assistant Vice President, who co-manages the fund with Bernard J. Picchi, Senior Vice President, both of Federated Investment Management Company. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's high-quality stock holdings, and third is the publication of the fund's financial statements.

The past 12 months were a very difficult time for individual stocks and stock funds alike. The fund's performance, though ahead of the market and its peers, was negative. Equity markets resumed their slide in the third quarter of 2001, resulting in the worst quarterly performance since 1987, while Federated Capital Appreciation Fund extended the outperformance it posted in the first half of the year. However, as this report is written, the stock market has rallied, and in fact, the low prices of stocks after September 11 have presented buying opportunities. The fund's returns were superior to the (24.83)% return of the overall stock market, as represented by the Standard & Poor's ("S&P") 500 Index.2 Individual share class total return performance for the 12-month reporting period, including realized gains, follows.3

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	(17.25)%	$0.075	$1.685	$29.05 to $22.48 = (22.62)%
Class B Shares	(17.88)%	$0.000	$1.685	$28.58 to $21.99 = (23.06)%
Class C Shares	(17.83)%	$0.000	$1.685	$28.55 to $21.98 = (23.01)%

2 The S&P 500 Index is an unmanaged index comprising stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (21.80)%, (22.12)%, and (18.60)%, respectively. Current performance information is available at our website: www.federatedinvestors.com or by calling 1-800-341-7400.

To quote from the managers' discussion, "There are many reasons to be optimistic about an economic recovery in 2002." Among them are the Federal Reserve Board's unprecedented series of interest rate cuts, its aggressive moves to add liquidity to the financial system, and increased spending on defense, security and rebuilding efforts.

Shareholders in this fund can use the stock market's volatility to their advantage to buy more shares on a regular basis. The accumulation of shares at various prices over a period of years can help investors reach their investment objectives.4 Please contact your investment representative for more information about systematic investing and dollar-cost averaging. The formula to success is patience and persistence.

Thank you for participating in the growth and earnings opportunities of over 100 high-quality U.S. growth-oriented companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue

President

December 15, 2001

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

David Gilmore

Vice President Federated Investment Management Company

Federated Capital Appreciation Fund

Q.

What is your review of the volatile stock market over the 12-month reporting period?

A.

The weakness in the Information Technology and Telecommunication Services sectors, which began in 2000, continued through the third quarter of 2001 as the economic news continued to worsen.

The first three interest rate cuts in early 2001 by the Federal Reserve Board (the "Fed") were not enough to sustain the market, nor were the six subsequent rate cuts. The terrorist attacks on September 11 added uncertainty, which resulted in the worst quarterly performance for stocks since the fourth quarter of 1987. Value stocks could not avoid the market decline but did continue to outperform growth stocks by a wide margin, as the market continued to emphasize valuation over long-term fundamentals.

During the third quarter, corporations cut back or eliminated spending. In October, consumer confidence continued to fall, hitting a seven and a half year low, and the jobless rate hit a five-year high. Consequently, the Information Technology, Consumer Discretionary, and Industrial sectors led the market lower on the realization that a recession was inevitable. Your fund management team has been very active in buying stocks, adding to the fund's new and existing positions.

Q.

As a blend fund manager, you hold both value and growth stocks, and as a multi-cap core fund manager, you hold stocks of various capitalizations. What was the relative performance of the growth and value stocks and the smaller and larger stocks during the reporting period?

A.

Value stocks, as represented by the S&P Barra Value Index, declined (18.42)%. This was considerably less than the overall market's (24.83)% as represented by the S&P 500 Index and far superior, relatively speaking, to the (31.58)% return of growth stocks, as represented by the S&P Barra Growth Index, over the same period. Smaller companies, as represented by the S&P 600 Small Cap Index, returned (6.42)%, faring much better than the mid-cap stocks represented by the S&P 400 Mid Cap Index, which returned (12.44)%.1

1 The S&P Barra Value Index is an index representing approximately 50% of the S&P 500 Index of common stock's market capitalization and is comprised of those companies with lower price-to-book ratios. The S&P Barra Growth Index is an index that represents approximately 50% of the S&P 500 market capitalization and is comprised of those companies with higher price-to-book ratios, a characteristic associated with growth stocks. The S&P 600 Small Cap Index consists of 600 domestic stocks chosen to represent the liquidity and industry groups of the small-cap market. The S&P 400 Mid Cap Index consists of 400 domestic stocks chosen to represent the liquidity and industry groups of the mid-cap market. These indexes are unmanaged, and investments cannot be made in an index.

Bernard J. Picchi

Senior Vice President Federated Investment Management Company

The fund's top-performing sectors were Information Technology, Healthcare, and Consumer Discretionary Stocks.

Q.

In this highly adverse environment for stocks, how did Federated Capital Appreciation Fund perform?

A.

For the 12-month reporting period ended October 31, 2001, the fund's Class A Shares' total return--though better than those of the market and its fund peer group--was negative: (17.25)%, based on net asset value. The fund's Class B and C shares delivered total returns of (17.88)% and (17.83)%, respectively, based on net asset value. The fund's returns were thus well above the (24.83)% return of the S&P 500 Index, and the (22.58)% return of its peers, as represented by the Lipper Multicap Core category average.2

Q.

What sectors and holdings accounted for the fund's outperformance of its benchmark and peers?

A.

The fund's top-performing sectors were Information Technology, Healthcare, and Consumer Discretionary stocks. Our five best-performing individual holdings were Ralston Purina Co., St. Jude Medical, Inc., Waste Management, Inc., Alcoa, Inc., and General Dynamics Corp. The weakest sectors were Industrials and Consumer Staples, and our five worst performing individual holdings were EMC Corp., Amdocs Ltd., Intuit, Inc., Bank of New York Co., and Oracle Corp.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

"Our five best-performing individual holdings were Ralston Purina Co., St. Jude Medical, Inc., Waste Management, Inc., and General Dynamics Corp."

Q.

What industry sectors are you currently underweighting and over-weighting in the fund and why?

A.

Overall, the fund is slightly overweighted in the Utilities, Healthcare, and Consumer Staples sectors,3 and underweighted in the Telecommunication Services, Information Technology, and Financial sectors. The portfolio ended the year with 59% of invested assets in large-cap and 41% in mid-cap stocks with 40% allocated to growth stocks versus 60% in value stocks. This positioning is approximately where we have been for most of the year. Regarding the fund's largest sectors, our weightings relative to the S&P 500 Index are now closer than they have been all year. This is because these sectors are now priced much more reasonably than they were in January 2000. Though we feel better than we did ten months ago about corporate earnings and company fundamentals in the sectors in which we are overweight, we do not believe their relative valuations and risk/reward ratios are as attractive.

3 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

"...lower oil and commodity prices should help confidence and overall profits."

Q.

What were some of the fund's recent stock purchases?

A.

Our purchases during the reporting period included the following:

H&R Block (1.0% of net assets) is a leading tax preparation company that also provides other financial services to consumers. The company is expected to achieve above-average sales and earnings growth due to increasing complexity in tax regulations and improved pricing.

International Business Machines (1.2% of net assets) is one of the largest, most stable technology companies. We believe IBM's long-term strategy to grow their services division will provide visibility to revenues and improving margins.

SBC Communications (0.9% of net assets) is the largest regional Bell operating company. We believe the company can continue to grow earnings by successfully defending its local markets, while entering new long-distance markets over time.

Equity Office Properties (0.7% of net assets) is the largest real estate investment trust (REIT) in North America. The company has arguably the highest geographic and economic diversification among REITS, with strong management, low valuation, and a 5.7% yield currently. Equity Office Properties is the first REIT to become an S&P 500 Index holding, and is a total operating company with an $11 billion market cap.

Progress Energy (0.8% of net assets) is a basic electric utility in the southeastern region of the U.S. We like this company because its location provides it with higher than average growth demographics and low political/regulation risk at a reasonable valuation.

Raytheon (1.2% of net assets) is a major defense contractor that should benefit from current strong cash flow generation and a growing defense budget with particular emphasis on electronics, the company's area of specialization. The company is growing faster than its peers, yet remains significantly cheaper.

Q.

What were the fund's top ten holdings as of October 31, 2001, and how was the fund diversified by industry?

A.

Name		Percentage of Net Assets
Baxter International, Inc.		1.8%
PepsiCo, Inc.		1.7%
Ace, Ltd., PRIDES		1.6%
Gallagher (Arthur J.) & Co.		1.5%
R.J. Reynolds Tobacco Holdings, Inc.		1.5%
St. Jude Medical, Inc.		1.4%
ChevronTexaco Corp.		1.4%
Teva Pharmaceutical Industries, Ltd., ADR		1.3%
Microsoft Corp.		1.3%
Pharmacia Corp., ACES		1.3%
TOTAL OF NET ASSETS		14.8%

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Financials	17.7%	17.7%
Healthcare	17.1%	15.2%
Information Technology	12.4%	16.5%
Consumer Discretionary	10.9%	12.3%
Consumer Staples	10.1%	8.9%
Industrials	9.3%	10.7%
Energy	7.4%	6.9%
Utilities	5.1%	3.5%
Telecommunication Services	4.3%	5.7%
Materials	2.4%	2.6%
Other	3.2%	--

Q.

What is your outlook for stocks as we approach the year 2002?

A.

There are many reasons to be optimistic about an economic recovery in 2002. The Fed's aggressive moves to add liquidity and cut interest rates will soon take hold. In addition, government action to increase spending on defense, security and rebuilding efforts, as well as potential fiscal stimulus to corporations and consumers combined with lower oil and commodity prices, should help confidence and overall profits. While we may have not yet seen the ultimate lows in this bear market, valuations are now at far more reasonable levels. We believe the opportunities outweigh the risks. As such, we have been taking advantage of opportunities to add to names that are more economically sensitive.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $25,000 in the Class A Shares of Federated Capital Appreciation Fund on January 1, 1977, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $628,845 on October 31, 2001. You would have earned a 13.87%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/2001, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (25.34)%, 13.34%, and 14.35%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (1/4/1996) total returns were (25.67)%, 13.56%, and 13.83%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (1/4/1996) total returns were (22.31)%, 13.80%, and 13.92%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 24 years (reinvesting all dividends and capital gains) grew to $204,101.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Capital Appreciation Fund on January 1, 1977, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $25,000, but your account would have reached a total value of $204,1011 by October 31, 2001. You would have earned an average annual total return of 14.10%.

A practical investment plan helps you pursue long-term performance from a blend of both growth and value oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile: Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1991, they invested $5,000 in the Class A Shares of Federated Capital Appreciation Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over ten years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $77,926. This represents a 13.53% average annual total return.1 For the Rices, a dedicated program of monthly investments really paid off.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Capital Appreciation Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1991 to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(21.80)%
5 Years	13.31%
10 Years	14.24%
Start of Performance (1/1/1977)	13.87%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 investment of $10,000 in the Fund with no sales load. Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable sales charges.

Federated Capital Appreciation Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(22.12)%
5 Years	13.55%
Start of Performance (1/4/1996)	13.83%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated Capital Appreciation Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(18.60)%
5 Years	13.77%
Start of Performance (1/4/1996)	13.91%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500 and LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--82.9%
		Consumer Discretionary--7.3%
329,400	[1]	AOL Time Warner, Inc.	$10,280,574
220,100	[1]	BJ's Wholesale Club, Inc.	11,174,477
140,400		Johnson Controls, Inc.	10,153,728
151,500		Knight-Ridder, Inc.	8,521,875
207,943		Nike, Inc., Class B	10,264,066
266,600		Target Corp.	8,304,590
460,400	[1]	Toys `R' Us, Inc.	8,747,600
241,445	[1]	Viacom, Inc., Class B	8,815,157

		TOTAL	76,262,067

		Consumer Staples--10.1%
242,800		Anheuser-Busch Cos., Inc.	10,115,048
244,800		Avon Products, Inc.	11,463,984
238,200		Coca-Cola Co.	11,405,016
430,900		Kroger Co.	10,539,814
377,240		PepsiCo, Inc.	18,375,360
184,000		Philip Morris Cos., Inc.	8,611,200
275,900		R.J. Reynolds Tobacco Holdings, Inc.	15,461,436
393,700		Ralston Purina Co.	12,909,423
231,900		Walgreen Co.	7,508,922

		TOTAL	106,390,203

Shares			Value
		COMMON STOCKS--continued
		Energy--7.4%
167,900		ChevronTexaco Corp.	$14,867,545
189,200	[1]	Cooper Cameron Corp.	7,378,800
244,700		Diamond Offshore Drilling, Inc.	6,753,720
282,116		Exxon Mobil Corp.	11,129,476
413,900	[1]	Global Marine, Inc.	6,663,790
103,900		Murphy Oil Corp.	8,260,050
127,000		Phillips Petroleum Co.	6,910,070
173,400		Ultramar Diamond Shamrock Corp.	8,678,670
228,800		Unocal Corp.	7,367,360

		TOTAL	78,009,481

		Financials--14.0%
231,300		Alliance Capital Management Holding LP	11,021,445
193,800		Bank of America Corp.	11,432,262
238,800		Bank of New York Co., Inc.	8,121,588
208,700		Bear Stearns Cos., Inc.	11,269,800
303,700		Block (H&R), Inc.	10,350,096
192,100		Capital One Financial Corp.	7,935,651
249,497		Citigroup, Inc.	11,357,103
214,700		Edwards (AG), Inc.	8,489,238
273,700		Equity Office Properties Trust	7,800,450
445,400		Gallagher (Arthur J.) & Co.	16,274,916
243,100		J.P. Morgan Chase & Co.	8,596,016
131,046		Lehman Brothers Holdings, Inc.	8,185,133
201,300		Morgan Stanley, Dean Witter & Co.	9,847,596
293,300		Simon Property Group, Inc.	8,065,750
209,200		Wells Fargo & Co.	8,263,400

		TOTAL	147,010,444

Shares			Value
		COMMON STOCKS--continued
		Health Care--15.9%
224,100		Abbott Laboratories	$11,872,818
137,200		Allergan, Inc.	9,849,588
203,700		American Home Products Corp.	11,372,571
163,400	[1]	Amgen, Inc.	9,284,388
238,100	[1]	Anthem, Inc.	9,971,628
394,000		Baxter International, Inc.	19,057,780
176,900		Bristol-Myers Squibb Co.	9,455,305
657,200	[1]	HEALTHSOUTH Corp.	8,556,744
342,000		McKesson Corp.	12,650,580
128,000		Merck & Co., Inc.	8,167,680
266,800		Schering-Plough Corp.	9,919,624
213,600		St. Jude Medical, Inc.	15,165,600
226,700		Teva Pharmaceutical Industries Ltd., ADR	14,010,060
85,700	[1]	Wellpoint Health Networks, Inc.	9,563,263
267,610	[1]	Zimmer Holdings, Inc.	8,271,825

		TOTAL	167,169,454

		Industrials--6.1%
156,700		Danaher Corp.	8,734,458
276,200		Deere & Co.	10,216,638
245,400	[1]	FiServ, Inc.	9,126,426
114,300		General Dynamics Corp.	9,326,880
257,100		General Electric Co.	9,361,011
153,100		Textron, Inc.	4,845,615
529,800		Waste Management, Inc.	12,980,100

		TOTAL	64,591,128

Shares			Value
		COMMON STOCKS--continued
		Information Technology--10.8%
408,300	[1]	Apple Computer, Inc.	$7,169,748
624,249	[1]	Avaya, Inc.	5,574,544
287,900	[1]	Cisco Systems, Inc.	4,871,268
541,400		Compaq Computer Corp.	4,737,250
178,500		EMC Corp. Mass	2,199,120
112,300		International Business Machines Corp.	12,136,261
318,200	[1]	Intuit, Inc.	12,798,004
226,700	[1]	Lexmark International, Inc.	10,144,825
282,300		Micron Technology, Inc.	6,425,148
231,725	[1]	Microsoft Corp.	13,474,809
199,300	[1]	Novellus Systems, Inc.	6,582,879
484,200	[1]	Oracle Corp.	6,565,752
340,400		Scientific-Atlanta, Inc.	7,104,148
314,500	[1]	SunGuard Data Systems, Inc.	7,925,400
221,000	[1]	Teradyne, Inc.	5,094,050

		TOTAL	112,803,206

		Materials--2.4%
256,600		Alcoa, Inc.	8,280,482
186,400		Bowater, Inc.	8,335,808
334,500		Westvaco Corp.	8,211,975

		TOTAL	24,828,265

		Telecommunication Services--3.8%
249,200		BellSouth Corp.	9,220,400
247,800		SBC Communications, Inc.	9,443,658
430,600		Sprint Corp.	8,612,000
80,300		Telephone and Data System, Inc.	7,058,370
495,788		WorldCom, Inc.	5,875,088

		TOTAL	40,209,516

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--5.1%
184,400		American Water Works Co., Inc.	$7,486,640
222,000	[1]	Calpine Corp.	5,494,500
193,500		FPL Group, Inc.	10,274,850
206,700		Progress Energy, Inc.	8,716,539
467,800	[1]	Reliant Resources, Inc.	7,321,070
259,198		SCANA Corp.	6,674,349
261,100		Williams Cos., Inc. (The)	7,537,957

		TOTAL	53,505,905

		TOTAL COMMON STOCKS (IDENTIFIED COST $850,133,483)	870,779,669

		CORPORATE BONDS--5.1%
		Consumer Discretionary--3.6%
$6,500,000		Charter Communications, Inc., Conv. Bond, 5.75%, 10/15/2005	6,116,110
1,220,000	[1]	Lowe's Cos., Inc., 2/16/2021	855,171
17,000,000	[1,2]	Lowe's Cos., Inc., LYON, 2/16/2021	11,916,320
6,500,000		Omnicom Group, Inc., Conv. Sub. Deb., 2.25%, 1/6/2013	10,123,425
8,600,000	[2]	Penney (J.C.) Co., Inc., Conv. Bond, 5.00%, 10/15/2008	8,481,750

		TOTAL	37,492,776

		Industrials--1.0%
2,000,000	[1]	Tyco International Ltd., Conv. Bond, 11/17/2020	1,514,600
12,000,000	[1,2]	Tyco International Ltd., LYON, 11/17/2020	9,087,600

		TOTAL	10,602,200

		Information Technology--0.5%
6,500,000	[2]	Nortel Networks Corp., Conv. Bond, 4.25%, 9/1/2008	5,566,795

		TOTAL CORPORATE BONDS (IDENTIFIED COST $55,198,339)	53,661,771

Shares			Value
		PREFERRED STOCKS--8.7%
		Financials--3.7%
222,500		Ace, Ltd., PRIDES, $4.13	$16,769,825
145,400		Metropolitan Life Insurance Co., Conv. Pfd., $4.00	12,408,436
15,200		Washington Mutual, Inc., Conv. Pfd., $2.69	735,300
194,000	[2]	Washington Mutual, Inc., Conv. Pfd., $2.69	9,234,400

		TOTAL	39,147,961

		Health Care--1.2%
334,500		Pharmacia Corp., ACES, $2.60	13,212,750

		Industrials--2.2%
217,800		Raytheon Co., DECS, $4.12	12,447,270
229,400		Union Pacific Corp., Conv. Pfd., $3.13	10,673,753

		TOTAL	23,121,023

		Information Technology--1.1%
239,400		Amdocs Ltd., Conv. Pfd., $1.51	5,865,300
110,000		Motorola, Inc., Conv. Pfd.	5,417,500

		TOTAL	11,282,800

		Telecommunication Services--0.5%
147,000		AT&T Corp., Conv. Pfd., into Cablevision Systems $2.35	5,115,600

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $91,983,301)	91,880,134

		MUTUAL FUND--3.2%
33,383,635		Prime Value Obligations Fund, Class IS (at net asset value)	33,383,635

		TOTAL INVESTMENTS (IDENTIFIED COST $1,030,698,758)[3]	$1,049,705,209

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At October 31, 2001, these securities amounted to $44,286,865 which represents 4.2% of net assets.

3 The cost of investments for federal tax purposes amounts to $1,031,687,942. The net unrealized appreciation of investments on a federal tax basis amounts to $18,017,267 which is comprised of $104,199,838 appreciation and $86,182,571 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($1,050,820,198) at October 31, 2001.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
LYON	--Liquid Yield Option Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $1,030,698,758)		$1,049,705,209
Cash		288,660
Income receivable		894,820
Receivable for investments sold		14,816,805
Receivable for shares sold		3,453,029
Prepaid expenses		7,048

TOTAL ASSETS		1,069,165,571

Liabilities:
Payable for investments purchased	$17,023,771
Payable for shares redeemed	954,487
Accrued expenses	367,115

TOTAL LIABILITIES		18,345,373

Net assets for 47,094,710 shares outstanding		$1,050,870,198

Net Assets Consist of:
Paid in capital		$1,084,870,194
Net unrealized appreciation of investments		19,006,451
Accumulated net realized loss on investments		(56,463,075)
Undistributed net investment income		3,406,628

TOTAL NET ASSETS		$1,050,820,198

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($699,509,785 ÷ 31,115,746 shares outstanding)		$22.48

Offering price per share (100/94.50 of $22.48)[1]		$23.79

Redemption proceeds per share		$22.48

Class B Shares:
Net asset value per share ($299,813,862 ÷ 13,636,293 shares outstanding)		$21.99

Offering price per share		$21.99

Redemption proceeds per share (94.50/100 of $21.99)[1]		$20.78

Class C Shares:
Net asset value per share ($51,496,551 ÷ 2,342,671 shares outstanding)		$21.98

Offering price per share		$21.98

Redemption proceeds per share (99.00/100 of $21.98)[1]		$21.76

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $40,707)			$15,606,857
Interest			4,602,328

TOTAL INCOME			20,209,185

Expenses:
Investment adviser fee		$7,470,865
Administrative personnel and services fee		750,075
Custodian fees		60,696
Transfer and dividend disbursing agent fees and expenses		1,053,972
Directors'/Trustees' fees		8,144
Auditing fees		14,392
Legal fees		5,186
Portfolio accounting fees		156,065
Distribution services fee--Class B Shares		2,166,197
Distribution services fee--Class C Shares		351,462
Shareholder services fee--Class A Shares		1,651,069
Shareholder services fee--Class B Shares		722,066
Shareholder services fee--Class C Shares		117,154
Share registration costs		136,039
Printing and postage		133,259
Insurance premiums		2,431
Miscellaneous		3,732

TOTAL EXPENSES		14,802,804

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(4,666)
Fees paid indirectly from directed broker arrangements	(87,962)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(92,628)

Net expenses			14,710,176

Net investment income			5,499,009

Realized and Unrealized Loss on Investments and Options:
Net realized loss on investments and option transactions			(54,950,612)
Net change in unrealized appreciation of investments and options			(142,129,802)

Net realized and unrealized loss on investments and options			(197,080,414)

Change in net assets resulting from operations			$(191,581,405)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,499,009	$990,746
Net realized gain (loss) on investments, options, futures, and foreign currency transactions	(54,950,612)	55,127,569
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency	(142,129,802)	15,417,901

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(191,581,405)	71,536,216

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,998,847)	(996,077)
Distributions from net realized gain
Class A Shares	(37,217,165)	(14,302,972)
Class B Shares	(16,060,823)	(5,803,301)
Class C Shares	(2,480,458)	(702,121)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(57,757,293)	(21,804,471)

Share Transactions:
Proceeds from sale of shares	508,313,170	605,472,799
Proceeds from shares issued in connection with the tax-free transfer of assets from Central Bank of Enid conversion	1,433,636	--
Proceeds from shares issued in connection with the tax-free transfer of assets from First Bank conversion	10,700,964	--
Proceeds from shares issued in connection with the taxable transfer of assets from First Bank conversion	14,674,286	--
Proceeds from shares issued in connection with the tax-free acquisition of assets from IAI Regional Fund conversion	--	166,854,568
Proceeds from shares issued in connection with the tax-free transfer of assets from Suburban Bank Trust conversion	--	6,581,387
Net asset value of shares issued to shareholders in payment of distributions declared	47,803,486	15,520,690
Cost of shares redeemed	(228,259,590)	(280,146,081)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	354,665,952	514,283,363

Change in net assets	105,327,254	564,015,108

Net Assets:
Beginning of period	945,492,944	381,477,836

End of period (including undistributed net investment income of $3,406,628 and $297, respectively)	$1,050,820,198	$945,492,944

See Notes which are an integral part of the Financial Statements

Financial Highlights-- Class A Shares

(For a Share Outstanding Throughout Each Period)1

Year Ended October 31	2001	2000	1999 [2]	1998	1997
Net Asset Value, Beginning of Period	$29.05	$25.36	$18.73	$20.08	$16.17
Income From Investment Operations:
Net investment income	0.17	0.11	0.06	0.09	0.09
Net realized and unrealized gain (loss) on investments	(4.97)	4.96	7.46	1.01	4.85

TOTAL FROM INVESTMENT OPERATIONS	(4.80)	5.07	7.52	1.10	4.94

Less Distributions:
Distributions from net investment income	(0.08)	(0.07)	(0.07)	(0.12)	(0.11)
Distributions from net realized gain on investments	(1.69)	(1.31)	(0.82)	(2.33)	(0.92)

TOTAL DISTRIBUTIONS	(1.77)	(1.38)	(0.89)	(2.45)	(1.03)

Net Asset Value, End of Period	$22.48	$29.05	$25.36	$18.73	$20.08

Total Return[3]	(17.25)%	20.61%	41.17%	6.23%	32.10%

Ratios to Average Net Assets:

Expenses	1.23%	1.24%	1.27%	1.29%	1.23%

Net investment income	0.80%	0.41%	0.26%	0.44%	0.85%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	0.02%	0.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$699,510	$637,523	$262,083	$158,587	$148,175

Portfolio turnover	61%	126%	55%	68%	85%

1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 Beginning with the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights-- Class B Shares

(For a Share Outstanding Throughout Each Period)1

Year Ended October 31	2001	2000	1999 [2]	1998	1997
Net Asset Value, Beginning of Period	$28.58	$25.09	$18.62	$20.04	$16.12
Income From Investment Operations:
Net investment income (net operating loss)	0.04	0.01	(0.07)	(0.03)	0.12
Net realized and unrealized gain (loss) on investments	(4.94)	4.79	7.36	0.96	4.72

TOTAL FROM INVESTMENT OPERATIONS	(4.90)	4.80	7.29	0.93	4.84

Less Distributions:
Distributions from net investment income	--	--	--	(0.02)	--
Distributions from net realized gain on investments	(1.69)	(1.31)	(0.82)	(2.33)	(0.92)

TOTAL DISTRIBUTIONS	(1.69)	(1.31)	(0.82)	(2.35)	(0.92)

Net Asset Value, End of Period	$21.99	$28.58	$25.09	$18.62	$20.04

Total Return[3]	(17.88)%	19.71%	40.12%	5.20%	31.65%

Ratios to Average Net Assets:

Expenses	1.98%	1.99%	2.02%	2.04%	1.98%

Net investment income (net operating loss)	0.06%	(0.32)%	(0.49)%	(0.31)%	0.07%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	0.02%	0.06%

Supplemental Data:

Net assets, end of period (000 omitted)	$299,814	$266,173	$106,528	$49,242	$21,636

Portfolio turnover	61%	126%	55%	68%	85%

1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 Beginning with the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)1

Year Ended October 31	2001	2000	1999 [2]	1998	1997
Net Asset Value, Beginning of Period	$28.55	$25.07	$18.61	$19.95	$16.13
Income From Investment Operations:
Net investment income (net operating loss)	0.04	0.03	(0.07)	(0.04)	0.13
Net realized and unrealized gain (loss) on investments	(4.92)	4.76	7.35	1.05	4.61

TOTAL FROM INVESTMENT OPERATIONS	(4.88)	4.79	7.28	1.01	4.74

Less Distributions:
Distributions from net investment income	--	--	--	(0.02)	--
Distributions from net realized gain on investments	(1.69)	(1.31)	(0.82)	(2.33)	(0.92)

TOTAL DISTRIBUTIONS	(1.69)	(1.31)	(0.82)	(2.35)	(0.92)

Net Asset Value, End of Period	$21.98	$28.55	$25.07	$18.61	$19.95

Total Return[3]	(17.83)%	19.68%	40.09%	5.67%	30.90%

Ratios to Average Net Assets:

Expenses	1.98%	1.99%	2.02%	2.04%	1.98%

Net investment income (net operating loss)	0.05%	(0.31)%	(0.49)%	(0.31)%	0.08%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	0.02%	0.06%

Supplemental Data:

Net assets, end of period (000 omitted)	$51,497	$41,797	$12,866	$5,885	$2,614

Portfolio turnover	61%	126%	55%	68%	85%

1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 Beginning with the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

On May 18, 2001, the Fund received a tax-free transfer of assets from the Central Bank of Enid, a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Depreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
55,034	$1,433,636	$241,152		$1,064,823,866	$1,433,636	$1,066,257,502

On December 15, 2000, the Fund received a tax-free transfer of assets from the First Bank Equity Fund A common trust and a taxable transfer of assets from the First Bank Equity Fund C collective trust, as follows:

Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Tax-Free Transfer of Common Trust Fund Net Assets Received	Taxable Transfer of Collective Trust Fund Net Assets Received	Unrealized Appreciation Included in Tax-Free Net Assets Received	[2]
424,641	582,313	$10,700,964	$14,674,286	$2,800,620

Net Assets of Fund Prior to Combination	Net Assets of Common and Collective Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
$894,244,406	$25,375,250	$919,619,656

1 Unrealized Depreciation is included in the Central Bank of Enid Net Assets Received amount shown above.

2 Unrealized Appreciation is included in the Tax-free Transfer of Common Trust Fund Net Assets Received amount shown above.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers Inc. (IAI) Regional Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Regional Fund Net Assets Received	Unrealized Appreciation	[3]
5,523,157	$166,854,568	$ 28,314,395

Net Assets of the Fund Prior to Combination	Net Assets of IAI Regional Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
$772,382,119	$166,854,568	$939,236,687

On June 16, 2000, the Fund received a tax-free transfer of assets from Suburban Bank Trust, a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[4]	Net Assets of Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
222,570	$6,581,387	$126,525		$648,051,464	$6,581,387	$654,632,851

3 Unrealized Appreciation is included in the IAI Regional Fund Net Assets Received amount shown above.

4 Unrealized Appreciation is included in the Suburban Bank Trust Net Assets Received amount shown.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing tax treatments for tax equalization accounting. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Accumulated Net Realized Loss	Undistributed Net Investment Income	Paid In Capital
$(578,327)	$(93,831)	$672,158

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $55,347,417, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relive the fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2001, the Fund had a realized gain of $543,907 on written options.

Contracts	Number of Contracts	Aggregate Face Value
Outstanding at 10/31/2000	175	$ 424,836

Options written	725	119,071

Options expired	(900)	(543,907)

Options closed	0	0

Outstanding at 10/31/2001	0	$ 0

At October 31, 2001, the Fund had no outstanding options.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,593,505	$309,771,278	13,258,058	$384,679,859
Shares issued in connection with tax-free transfer of assets from Central Bank of Enid conversion	55,034	1,433,636	--	--
Shares issued in connection with tax-free transfer of assets from First Bank conversion	424,641	10,700,964	--	--
Shares issued in connection with taxable transfer of assets from First Bank conversion	582,313	14,674,286	--	--
Shares issued in connection with tax-free acquisition of assets from IAI Regional Fund	--	--	5,523,157	166,854,568
Shares issued in connection with tax-free transfer of assets from Suburban Bank Trust conversion	--	--	222,570	6,581,387
Shares issued to shareholders in payment of distributions declared	1,205,424	30,682,888	359,714	9,434,358
Shares redeemed	(5,691,813)	(141,574,366)	(7,752,653)	(225,067,643)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	9,169,104	$225,688,686	11,610,846	$342,482,529

Year Ended October 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	6,407,669	$156,450,469	5,849,950	$167,400,217
Shares issued to shareholders in payment of distributions declared	587,393	14,720,101	210,118	5,404,250
Shares redeemed	(2,673,555)	(63,751,199)	(991,926)	(28,425,753)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	4,321,507	$107,419,371	5,068,142	$144,378,714

Year Ended October 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,724,946	$42,091,423	1,872,943	$53,392,723
Shares issued to shareholders in payment of distributions declared	95,867	2,400,497	26,530	682,082
Shares redeemed	(941,938)	(22,934,025)	(948,955)	(26,652,685)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	878,875	$21,557,895	950,518	$27,422,120

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	14,369,486	$354,665,952	17,629,506	$514,283,363

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%

Class B Shares	0.75%

Class C Shares	0.75%

For the year ended October 31, 2001, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $87,962 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended October 31, 2001, were as follows:

Purchases	$859,591,539

Sales	$ 577,407,891

Purchases and sales of long-term U.S. government securities for the year ended October 31, 2001, were as follows:

Purchases	$1,521,061

Sales	$1,824,160

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $54,173,927 as long-term capital gain dividends for the year ended October 31, 2001.

SUBSEQUENT EVENT

At the close of business on December 7, 2001, the Fund will acquire all of the assets and liabilities of the Rightime Fund, Rightime Blue Chip Fund and the Rightime Midcap Fund. The acquisition of the Rightime Blue Chip Fund and the Rightime Midcap Fund will be accomplished by a tax-free exchange of shares of the Fund for shares of these Rightime funds net assets on that date, which will be combined with those of the Fund. Acquisition of the Rightime Fund will be accomplished by a taxable exchange of shares of the Fund for shares of the Rightime Fund on that date, which will be combined with those of the Fund.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2001 and 2000 and the financial highlights for the years ended October 31, 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented prior to October 31, 1999 were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion therein.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172701
Cusip 314172800
Cusip 314172883

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G01649-04 (12/01)

Federated Investors
World-Class Investment Manager

Federated New Economy Fund

A Portfolio of Federated Equity Funds

2ND ANNUAL REPORT

October 31, 2001

Established 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated New Economy Fund

President's Message

Dear Fellow Shareholder:

Federated New Economy Fund was created on September 1, 2000, and enclosed is its second Annual Report. The fund invests in corporations that are using information technology--whether it is hardware or software, cellular or digital--to control inventories, better serve clients and be more competitive globally.1 The portfolio has included well-established companies with histories of putting new technology to work across their vast enterprises such as Texas Instruments, Walt Disney Co. and WorldCom, as well as "up and comers" taking advantage of 21st-century breakthroughs to create business opportunities, hone corporate operations and expand market share.

Federated New Economy Fund, with net assets of $30.5 million as of October 31, 2001, is managed to offer shareholders the opportunity for long-term capital appreciation. The portfolio contains 45 stocks in all market sectors issued by companies with a typical median market capitalization of $52.7 billion, median price-to-earnings ratio of 31.8 times and an average earnings-per-share growth rate of 15%.

This report covers the 12-month reporting period from November 1, 2000 through October 31, 2001, and opens with an interview with the fund's portfolio manager, Linda Duessel, Senior Vice President, Federated Investment Management Company. Following her discussion are two additional items of shareholder interest--a complete listing of the fund's stock holdings and the publication of the fund's financial statements.

1 Some fund holdings could be adversely affected by failing to answer significant technological or market advances of industry competitors, or by failing to anticipate the speed of advances and changes in technology.

As you probably are aware, the 12-month reporting period was an especially difficult one for equities, and this market volatility is reflected in the fund's negative performance. The fund's individual share class total returns for the period ended October 31, 2001, follow.2

	Total Return	Net Asset Value Change
Class A Shares	(39.66)%	$8.90 to $5.37 = (39.66)%
Class B Shares	(40.11)%	$8.90 to $5.33 = (40.11)%
Class C Shares	(40.04)%	$8.89 to $5.33 = (40.04)%

As a long-term investment, Federated New Economy Fund is subject to volatility in the stock market. But difficult performance periods should not discourage patient investors from building wealth through a diversified stock portfolio. At this time, valuation levels of many stocks are lower, which may represent a significant buying opportunity. Likewise, a systematic investment program is an ideal way to add to your account on a regular basis and accumulate more shares at lower prices.3 I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for selecting Federated New Economy Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2001

2 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (42.99)%, (43.41)%, and (40.64)%, respectively. Current performance information is available at our website www.federatedinv.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Linda Duessel

Senior Vice President

Federated Investment Management Company

Investment Review

What are your thoughts on the stock market over the past 12 months?

Federated New Economy Fund experienced an especially rough first year, but it hardly was alone in weathering such a disappointing performance period. In the third quarter of 2001, for example, 99% of all stock mutual funds sustained losses, falling to their lowest levels in 14 years. Decreases in equity returns and sell-offs were well under way in the fourth quarter of 2000. After the events of September 11, however, stock indexes fell to new lows, and the ensuing military action and anthrax scares have only amplified inherent economic stresses. Rising layoffs, high unemployment, weak production, poor earnings and deflated consumer confidence characterize the current economic backdrop.

In this environment, stock prices across the board suffered, although "value" stocks held up better than their "growth" counterparts, and investors seeking safe havens increasingly favored defensive sectors, such as Materials or Healthcare. Over the past 12 months, the Technology and Communication Services sectors clearly were the hardest hit. Even otherwise high-quality, good-earning companies, but perhaps in troubled sectors, suffered dramatic drops in valuations amid investor concerns about corporate prospects in a weakening U.S. and global economy. Reflecting its "New Economy" theme, the fund invested in companies both providing (the "enablers") and benefiting from technological advances throughout all sectors of the Standard & Poor's 500 Index ("S&P 500").1 While the fund was not overweight in Technology versus the S&P 500, the "enablers" were particularly hard hit in the bear market.

1 The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

One bright spot has been the wave of rate easings from the Federal Reserve Board (the "Fed"), although these cuts will take time to penetrate the economy. The nine cuts made during the fund's reporting period, which lowered rates from 6.5% to 2.5% as of October 31, 2001, should begin to take full effect next year and eventually boost stock prices. However, both volatility and unpredictability probably will remain high in the market in the near and medium terms.

How did Federated New Economy Fund perform in its first year?

As of October 31, 2001, the fund's Class A, B, and C Shares produced one-year total returns of (39.66)%, (40.11)%, and (40.04)%, respectively, based on net asset value. Fund returns trailed the (25.49)% return of the Lipper Large Cap Core Funds Average during this period.2 Given the fund's "New Economy" theme, we believe it is appropriate to compare the fund's returns to both the S&P 500 and the technology-heavy Nasdaq Composite Index ("Nasdaq").3 The fund's returns were worse than the (24.83)% total return of its benchmark, the S&P 500, but better than the (49.70)% Nasdaq return.

Early in the reporting period, more defensive sectors, such as Basic Materials, Healthcare and Consumer Staples, performed best for the fund. In the first half of 2001, Consumer Cyclicals, Utilities and Financials contributed positively, while the best performers at the close of the reporting period were the regional Bell telephone companies, consumer staples and pharmaceuticals companies. The Information Technology landscape changed perhaps the most during the reporting period, and our buy/sell activity in this sector was pronounced, as we adjusted the portfolio to weather near-term developments and positioned holdings based on more likely longer term trends. To further compensate for volatility, we swapped some common stocks for convertible securities.

While always staying true to our objective of holding New Economy leaders, the fund has relatively underweighted the tech-oriented enabler firms and overweighted the "Old Economy" beneficiaries, or "transforming" companies, during this period.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

What were the fund's top ten holdings as of October 31, 2001, and what were the sector weightings?

The fund's top ten holdings and sector weightings were as follows:

Security Name		Percentage of Net Assets
Citigroup, Inc.		3.7%
General Electric Co.		3.7%
Genentech, Inc.		3.4%
Home Depot, Inc.		3.3%
PepsiCo, Inc.		3.3%
Pfizer, Inc.		3.2%
American International Group, Inc.		3.1%
Lehman Brothers Holdings, Inc.		3.1%
Schlumberger Ltd.		3.0%
Exxon Mobil Corp.		3.0%
TOTAL PERCENTAGE OF NET ASSETS		32.8%

Sector	Percentage of Net Assets	Percentage of S&P 500
Healthcare	21.1%	15.2%
Financials	19.4%	17.7%
Consumer Discretionary	18.1%	12.3%
Information Technology	12.0%	16.5%
Energy	7.3%	6.9%
Industrials	5.9%	10.7%
Consumer Staples	5.7%	8.9%
Utilities	4.4%	3.5%
Telecommunications Services	3.1%	5.7%
Materials	2.1%	2.6%
Other	0.8%	--

In what areas are you currently finding stock opportunities?

We continue to be very selective in our stock-picking, focusing on companies that have good management, branding, or have demonstrated the ability to apply technology in novel and profitable ways in product and service areas. In a protracted economic slowdown, we believe the most dominant companies in any industry will capture market share from weaker competitors even more quickly than in past years. However, valuation still matters, particularly in the current post-technology bubble environment, and some appealing New Economy stocks still are trading at price/earnings multiples perhaps too high to be supported or to justify purchase for the fund.

Within the Information Technology sector, the fund has avoided "dot.coms" in favor of financially strong leaders in hardware and software that have increased market share during this difficult period. We have overweighted the Consumer Discretionary, Financial, and Healthcare sectors (including biotechnology), with a belief that the massive fiscal and monetary stimulus will bring economic recovery in 2002.

Recently, we purchased Texas Instruments (1.4% of net assets), a semiconductor leader, believing that this industry within technology will be among the first to recover as the economy responds to the Fed's interest rate cuts. We also purchased Micron Technology (1.6% of net assets), the "gorilla" in semiconductor components. Finally, we also purchased Walt Disney (1.7% of net assets), a company with a great franchise at a very inexpensive price.

Looking ahead to 2002, what is your market outlook and fund strategy?

Our goal in establishing Federated New Economy Fund was to offer investors a way to benefit from the successful application of technological advances to business--but by investing in a more broadly diversified, conservative vehicle than a pure technology fund. Fund holdings currently are divided about 53% "growth," 41% "value" and 4% "blend" style issues, which offer the fund critical flexibility in positioning for turbulent equity markets. We plan to adjust sector weightings to reflect relative valuation levels and to use convertible securities when needed to temper volatility.

The economic recession has slowed corporate investments in productivity-enhancing technologies. However, we believe that this is just a pause in a secular trend that makes those companies that invest in the future more profitable and more dominant competitors as the U.S. economy recovers. The long-term investor should enjoy the emergence of the leading enabling and transforming companies as even more dominant companies after the current economic slow-down, than during the "goldilocks" environment of the late 1990s.

Federated New Economy Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated New Economy Fund (Class A Shares) (the "Fund") from September 1, 2000 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(42.99)%
Start of Performance (9/1/2000)	(44.07)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated New Economy Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated New Economy Fund (Class B Shares) (the "Fund") from September 1, 2000 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(43.41)%
Start of Performance (9/1/2000)	(44.06)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the maximum 5.50% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated New Economy Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated New Economy Fund (Class C Shares) (the "Fund") from September 1, 2000 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(40.64)%
Start of Performance (9/1/2000)	(41.67)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--95.2%
		Banks--2.8%
7,500		Bank of America Corp.	$442,425
10,400		Wells Fargo & Co.	410,800

		TOTAL	853,225

		Beverages--5.7%
17,500		Anheuser-Busch Cos., Inc.	729,050
20,700		PepsiCo, Inc.	1,008,297

		TOTAL	1,737,347

		Biotechnology--6.0%
19,900	[1]	Genentech, Inc.	1,039,775
20,400	[1]	Medimmune, Inc.	800,496

		TOTAL	1,840,271

		Commercial Services & Supplies--2.3%
53,300	[1]	Cendant Corp.	690,768

		Communications Equipment--1.0%
18,300	[1]	Cisco Systems, Inc.	309,636

		Diversified Financials--13.5%
23,300		American Express Co.	685,719
24,700		Citigroup, Inc.	1,124,344
21,000		J.P. Morgan Chase & Co.	742,560
15,100		Lehman Brothers Holdings, Inc.	943,146
11,700		Morgan Stanley, Dean Witter & Co.	572,364
1,700	[1]	Principal Financial Group	38,250

		TOTAL	4,106,383

		Diversified Telecommunication Services--3.1%
16,700		SBC Communications, Inc.	636,437
22,300	[1]	Worldcom, Inc. - Worldcom Group	299,935

		TOTAL	936,372

		Energy Equipment & Services--3.0%
19,100		Schlumberger Ltd.	924,822

		Gas Utilities--4.4%
11,700		El Paso Corp.	574,002
15,600		Kinder Morgan, Inc.	774,228

		TOTAL	1,348,230

		Healthcare Providers & Services--2.2%
15,700	[1]	Anthem, Inc.	657,516

Shares			Value
		COMMON STOCKS--continued
		Industrial Conglomerates--3.7%
30,800		General Electric Co.	$1,121,428

		Insurance--3.1%
12,100		American International Group, Inc.	951,060

		Media--8.3%
58,600	[1]	Liberty Media Corp., Class A	685,034
24,900		News Corp. Ltd., ADR	592,620
9,600		Omnicom Group, Inc.	737,088
27,200		Walt Disney Co.	505,648

		TOTAL	2,520,390

		Metals & Mining--2.1%
19,500		Alcoa, Inc.	629,265

		Multiline Retail--3.9%
14,400		Target Corp.	448,560
14,200		Wal-Mart Stores, Inc.	729,880

		TOTAL	1,178,440

		Oil & Gas--4.3%
4,500		ChevronTexaco Corp.	398,475
22,900		Exxon Mobil Corp.	903,405

		TOTAL	1,301,880

		Pharmaceuticals--12.8%
8,500		Abbott Laboratories	450,330
15,600		American Home Products Corp.	870,948
6,500		Bristol-Myers Squibb Co.	347,425
8,400		Johnson & Johnson	486,444
23,200		Pfizer, Inc.	972,080
19,500		Pharmacia Corp.	790,140

		TOTAL	3,917,367

		Semiconductor Equipment & Products--5.6%
32,300		Intel Corp.	788,766
21,600	[1]	Micron Technology, Inc.	491,616
15,200		Texas Instruments, Inc.	425,448

		TOTAL	1,705,830

		Software--4.1%
12,600	[1]	Microsoft Corp.	732,690
38,000	[1]	Oracle Corp.	515,280

		TOTAL	1,247,970

Shares			Value
		COMMON STOCKS--continued
		Specialty Retail--3.3%
26,400		Home Depot, Inc.	$1,009,272

		TOTAL COMMON STOCKS (IDENTIFIED COST $35,090,856)	28,987,472

		PREFERRED STOCKS--3.9%
		Consumer Services--2.6%
15,500		Reliant Energy, Inc., Conv. Pfd. PHONES, $1.17	801,552

		Software--1.3%
16,700		Amdocs Ltd., Conv. Pfd., $1.52	404,975

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,560,879)	1,206,527

		MUTUAL FUND--0.8%
249,828		Prime Value Obligations Fund, IS Shares (at net asset value)	249,828

		TOTAL INVESTMENTS (IDENTIFIED COST $36,901,563)[2]	$30,443,827

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $37,025,512. The net unrealized depreciation of investments on a federal tax basis amounts to $6,581,685 which is comprised of $917,900 appreciation and $7,499,585 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($30,460,331) at October 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $36,901,563)		$30,443,827
Income receivable		17,250
Receivable for investments sold		608,398
Receivable for shares sold		64,622

TOTAL ASSETS		31,134,097

Liabilities:
Payable for investments purchased	$565,200
Payable for shares redeemed	64,492
Accrued expenses	44,074

TOTAL LIABILITIES		673,766

Net assets for 5,698,982 shares outstanding		$30,460,331

Net Assets Consist of:
Paid in capital		$52,605,403
Net unrealized depreciation of investments		(6,457,736)
Accumulated net realized loss on investments		(15,687,336)

TOTAL NET ASSETS		$30,460,331

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($12,669,797 ÷ 2,359,801 shares outstanding)		$5.37

Offering price per share (100/94.50 of $5.37)[1]		$5.68

Redemption proceeds per share		$5.37

Class B Shares:
Net asset value per share ($15,229,971 ÷ 2,858,362 shares outstanding)		$5.33

Offering price per share		$5.33

Redemption proceeds per share (94.50/100 of $5.33)[1]		$5.04

Class C Shares:
Net asset value per share ($2,560,563 ÷ 480,819 shares outstanding)		$5.33

Offering price per share		$5.33

Redemption proceeds per share (99.00/100 of $5.33)[1]		$5.28

1 See "What Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $2,101)			$353,292
Interest			225,202

TOTAL INCOME			578,494

Expenses:
Investment adviser fee		$506,829
Administrative personnel and services fee		185,000
Custodian fees		9,654
Transfer and dividend disbursing agent fees and expenses		120,240
Auditing fees		16,236
Legal fees		2,219
Portfolio accounting fees		69,863
Distribution services fee--Class B Shares		140,833
Distribution services fee--Class C Shares		23,746
Shareholder services fee--Class A Shares		46,506
Shareholder services fee--Class B Shares		46,944
Shareholder services fee--Class C Shares		7,915
Share registration costs		48,556
Printing and postage		25,651
Insurance premiums		1,145
Miscellaneous		2,118

TOTAL EXPENSES		1,253,455

Waiver and Reimbursement:
Waiver of investment adviser fee	$(317,140)
Reimbursement of investment adviser fee	(234)

TOTAL WAIVER AND REIMBURSEMENT		(317,374)

Net expenses			936,081

Net operating loss			(357,587)

Realized and Unrealized Loss on Investments, Options and Futures Transactions:
Net realized loss on investments and options			(15,425,531)
Net realized loss on futures transactions			(237,091)
Net change in unrealized depreciation of investments			(4,613,035)

Net realized and unrealized loss on investments, options and futures transactions			(20,275,657)

Change in net assets resulting from operations			$(20,633,244)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(357,587)	$(23,302)
Net realized loss on investments, options and future transactions	(15,662,622)	(24,714)
Net change in unrealized depreciation of investments	(4,613,035)	(1,844,701)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(20,633,244)	(1,892,717)

Share Transactions:
Proceeds from sale of shares	34,170,663	38,100,745
Cost of shares redeemed	(18,576,369)	(708,747)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	15,594,294	37,391,998

Change in net assets	(5,038,950)	35,499,281

Net Assets:
Beginning of period	35,499,281	--

End of period	$30,460,331	$35,499,281

1 For the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2001	Period Ended 10/31/2000 [1]
Net Asset Value, Beginning of Period	$8.90	$10.00
Income From Investment Operations:
Net operating loss	(0.04)	(0.00)[2]
Net realized and unrealized loss on investments	(3.49)	(1.10)

TOTAL FROM INVESTMENT OPERATIONS	(3.53)	(1.10)

Net Asset Value, End of Period	$5.37	$ 8.90

Total Return[3]	(39.66)%	(11.00)%

Ratios to Average Net Assets:

Expenses	1.90%	1.75%[4]

Net operating loss	(0.47)%	(0.34)%[4]

Expense waiver/reimbursement[5]	0.79%	3.31%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$12,670	$17,102

Portfolio turnover	185%	5%

1 Reflects operations for the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

2 Less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2001	Period Ended 10/31/2000 [1]
Net Asset Value, Beginning of Period	$8.90	$10.00
Income From Investment Operations:
Net operating loss	(0.08)	(0.01)
Net realized and unrealized loss on investments	(3.49)	(1.09)

TOTAL FROM INVESTMENT OPERATIONS	(3.57)	(1.10)

Net Asset Value, End of Period	$5.33	$ 8.90

Total Return[2]	(40.11)%	(11.00)%

Ratios to Average Net Assets:

Expenses	2.65%	2.50%[3]

Net operating loss	(1.23)%	(1.13)%[3]

Expense waiver/reimbursement[4]	0.79%	3.31%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,230	$15,612

Portfolio turnover	185%	5%

1 Reflects operations for the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2001	Period Ended 10/31/2000 [1]
Net Asset Value, Beginning of Period	$8.89	$10.00
Income From Investment Operations:
Net operating loss	(0.08)	(0.01)
Net realized and unrealized loss on investments	(3.48)	(1.10)

TOTAL FROM INVESTMENT OPERATIONS	(3.56)	(1.11)

Net Asset Value, End of Period	$5.33	$8.89

Total Return[2]	(40.04)%	(11.10)%

Ratios to Average Net Assets:

Expenses	2.65%	2.50%[3]

Net operating loss	(1.24)%	(1.20)%[3]

Expense waiver/reimbursement[4]	0.79%	3.31%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$2.561	$2,785

Portfolio turnover	185%	5%

1 Reflects operations for the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated New Economy Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the fund is appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily availiable are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Undistributed Net Investment Income	Paid-In Capital
$357,587	$(357,587)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $15,563,387, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and this will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 24,714

2009	$15,538,673

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2001, the Fund had a realized gain of $22,399 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 11/1/2001	--	--
Options written	260	30,719
Options expired	(220)	(23,639)
Options closed	(40)	(7,080)
Outstanding at 10/31/2001	--	--

Futures Contracts

The fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended October 31, 2001, the Fund had a realized loss on futures contracts of $237,091.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2001		2000[1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,934,354	$14,663,766	1,944,350	$18,345,922
Shares redeemed	(1,495,866)	(9,642,042)	(23,037)	(208,516)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	438,488	$5,021,724	1,921,313	$18,137,406

Year Ended October 31	2001		2000[1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,355,501	$17,540,529	1,804,836	$16,790,633
Shares redeemed	(1,252,061)	(8,331,875)	(49,914)	(456,831)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,103,440	$9,208,654	1,754,922	$16,333,802

Year Ended October 31	2001		2000[1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	263,423	$1,966,368	317,911	$2,964,190
Shares redeemed	(95,799)	(602,452)	(4,716)	(43,400)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	167,624	$1,363,916	313,195	$2,920,790

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,709,552	$15,594,294	3,989,430	$37,391,998

1 For the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2001, were as follows:

Purchases	$86,357,968

Sales	$69,364,610

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED NEW ECONOMY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated New Economy Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from September 1, 2000 (date of initial public investment) to October 31, 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated New Economy Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated New Economy Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172776
Cusip 314172768
Cusip 314172750

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

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